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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         ____________________________

                                   FORM 8-K
                              (Amendment  No. 1)

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 23, 1998
                                                       -----------------

                             INFOCURE CORPORATION
          ---------------------------------------------------------
              (exact name of registrant as specified in chapter)



         Delaware                     001-12799                  58-2271614
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(State or other jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)           Identification No.)


1765 The Exchange, Suite 450, Atlanta, GA                    30339
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(Address of principal executive office)                    (zip code)


Registrant's telephone number, including area code:    770-221-9990
                                                    ---------------


                                Former Address
                                --------------
               (2970 Clairmont Rd, Suite 950, Atlanta, GA 30329)
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                                    Contents
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Item 2:  Acquisition or Disposition of Assets...............  3

Item 7:  Financial Statements and Exhibits..................  3

Signatures..................................................  4
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Item 2.  Acquisition or Disposition of Assets.

On February 6, 1998, InfoCure Corporation ("InfoCure or the "Company"), acquired all of the outstanding capital stock of PACE Financial Corporation ("PACE"), an Ohio corporation. PACE markets IBM AS/400 based practice management systems to medical clinics and hospitals and is headquartered in Cincinnati, Ohio. The transaction was effective November 1, 1997 for certain accounting, operational and other purposes. The aggregate consideration paid by the Company in connection with the acquisition consisted of approximately $6,000,000 in cash subject to adjustment for certain net worth requirements and the delivery of warrants to the PACE selling shareholders for the purchase of an aggregate 186,000 shares of Infocure common stock at an exercise price of $9.13 per share and exercisable in whole or in part at any time on or before February 7, 2008. An additional payment of up to $4,650,000 will be paid contingent upon achievement of divisional operating income targets during the 36 month period commencing November 1, 1997.

Item 7.   Financial Statements and Exhibits.

(a)       Financial Statements of InfoCure Corporation

          Financial Statements for InfoCure prepared in accordance with Regulation S-B and required to be filed pursuant to this section are not available at this time. Such financial statements will be filed by InfoCure as soon as practicable by an amended Current Report on Form 8-K which will be filed within 60 days after the filing of this Current Report on Form 8-K.

(b)       Pro Forma Financial Information

          The pro forma financial statements of InfoCure required to be filed pursuant to this section are not available at this time. Such pro forma financial information will be filed by InfoCure as soon as practicable by an amended current report on Form 8-K which will be filed within 60 days after the filing of this Current Report on Form 8-K.

(c)       Exhibits

The following exhibits are filed herewith:

Exhibits Number                     Description
---------------     ---------------------------------------------------------
      2.1           Stock Purchase Agreement Among InfoCure Corporation, John
                    M. Black and Todd J. Humphrey dated January 29, 1998.

     99.1           Press Release dated February 9, 1998.

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                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             InfoCure Corporation


                                             /s/ Frederick L. Fine
                                             -------------------------
Date: February 23, 1998                      Frederick L. Fine
                                             Chairman, President and
                                             Chief Executive Officer

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